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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)  April 16, 2003
                                                          ---------------

                      Network Equipment Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      0-15323                94-2904044
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(State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation)                       No.)                  Identification No.)


                            6900 Paseo Padre Parkway
                           Fremont, California 94555
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             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (510) 713-7300
                                                          -----------------

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          (Former Name or Former Address, if changed since last Report)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      Exhibit 99.1     Press release dated April 16, 2003

ITEM 9.   REGULATION FD DISCLOSURE.

The following information is disclosed pursuant to Item 12 of Form 8-K:

         On April 16, 2003, Network Equipment Technologies, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 28, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    NETWORK EQUIPMENT TECHNOLOGIES, INC.



                                    By:      /s/
                                        ----------------------------------------
                                    Name: Hubert A. J. Whyte
                                    Title: President and Chief Executive Officer



Date:  April 16, 2003

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                                  EXHIBIT INDEX

Exhibit 99.1   Press release dated April 16, 2003